SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2003

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19651 (Commission File Number)	13-3445668 (I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA (Address of Principal Executive Offices)	19462 (Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.	Other Events.

On October 7, 2003, Genaera Corporation (the “Company”) issued a press release announcing the updated results for its Phase I/II clinical trial of squalamine for the treatment of age-related macular degeneration. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company has updated the slides presented at the August 4, 2003 conference call with the new data. The updated slides are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release of the Company dated October 7, 2003– “Genaera Reports Squalamine Continues to Improve Vision at Four Months Timepoint in Age-Related Macular Degeneration”.

99.2	Updated slides related to Phase I/II clinical trial of squalamine for the treatment of age-related macular degeneration used in the August 4, 2003 conference call.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)

By:	/s/ ROY C. LEVITT

Roy C. Levitt, M.D. President and Chief Executive Officer

Dated: October 7, 2003

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 7, 2003 – “Genaera Reports Squalamine Continues to Improve Vision at Four Months Timepoint in Age-Related Macular Degeneration”.

99.2	Updated Slides related to Phase I/II clinical trial of squalamine for the treatment of age-related macular degeneration used in the August 4, 2003 conference call.